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                       The Preferred Group of Mutual Funds
                                 1-800-662-4769
                                  P.O. Box 8320
                              Boston, MA 02266-8320
                             www.PreferredGroup.com

                        Supplement dated October 11, 2005
                                     to the
                       Statement of Additional Information
                             dated November 1, 2004

     Effective October 10, 2005, Kevin E. Colgan resigned as a Trustee of the Trust. As of the date hereof, the Trustees of the Trust are: Gary M. Anna, William F. Bahl and Dixie L. Mills. Additional information about Ms. Mills and Messrs. Anna and Bahl may be found in the Statement of Additional Information under the heading "Management of the Trust."